INVESTOR RIGHTS AGREEMENT

This Investor Rights Agreement (this “Agreement”) is made and entered into as of April 28, 2010, by and among Kun Run Biotechnology, Inc., a Nevada corporation (the “Company”), the purchasers signatory hereto (including any successor or assign of any purchaser signatory hereto, each a “Purchaser” and, collectively, the “Purchasers”) and the holders of Capital Stock signatory hereto (each a “Key Holder” and, collectively, the “Key Holders”).  Capitalized terms used and not otherwise defined herein that are defined in the Purchase Agreement shall have the meanings given such terms in the Purchase Agreement.

This Agreement is made pursuant to the Securities Purchase Agreement, dated as of the date hereof between the Company and each Purchaser (the “Purchase Agreement”).

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and each of the Purchasers agree as follows:

1. Definitions.  As used in this Agreement, the following terms shall have the following meanings:

“Advice” shall have the meaning set forth in Section 4(b).

“Affiliate” means, with respect to any Person, any other Person that, directly or indirectly through one or more intermediaries, Controls, is controlled by or is under common control with such Person, as such terms are used in and construed under Rule 144, provided that for purposes of Section 8(d), “Affiliate” means, with respect to the Company or any Subsidiary of the Company, (a) each person that, directly or indirectly, owns or controls 5% or more of the stock or membership interests having ordinary voting power in the election of directors or managers of the Company or such Subsidiary, and (b) each person that controls, is controlled by or is under common control with the Company or such Subsidiary.  With respect to a Purchaser, any investment fund or managed account that is managed on a discretionary basis by the same investment manager as such Purchaser will be deemed to be an Affiliate of such Purchaser.

“Effective Date” means the date that a Registration Statement filed pursuant to Section 2(a) is first declared effective by the Commission.

“Effectiveness Deadline” means, with respect to each Initial Registration Statement or New Registration Statement, the earlier of: (i) the 60th calendar day following the applicable Filing Deadline; provided, that, if the Commission reviews and has written comments to a filed Registration Statement, then the Effectiveness Deadline under this clause (i) shall be the 90th calendar day following the applicable Filing Deadline, and (ii) fifth (5th) Business Day following the date on which the Company is notified by the Commission that the applicable Registration Statement will not be reviewed or is no longer subject to further review and comments and the effectiveness of such Registration Statement may be accelerated; provided, however, that if the Effectiveness Deadline falls on a Saturday, Sunday or other day that the Commission is closed for business, the Effectiveness Deadline shall be extended to the next Business Day on which the Commission is open for business.

“Effectiveness Period” shall have the meaning set forth in Section 2(b).

“Excluded Securities” means any issuance of (a) securities to employees, officers or directors of the Company pursuant to any duly-adopted equity incentive or equity compensation plan, to the extent approved by a majority of the non-employee members of the Board or a majority of the members of a committee of non-employee directors established for such purpose, (b) securities upon the exercise, exchange or conversion of any securities issued or issuable under the Purchase Agreement and/or other securities exercisable or exchangeable for or convertible into shares of Common Stock issued and outstanding on the date of this Agreement, provided that such securities have not been amended since the date of this Agreement to increase the number of such securities or to decrease the exercise, exchange or conversion price of such securities, (c) securities issued pursuant to acquisitions or strategic transactions approved by a majority of the disinterested directors of the Company, provided that any such issuance shall only be to a Person which is, itself or through its subsidiaries, an operating company in a business synergistic with the business of the Company and in which the Company receives benefits in addition to the investment of funds, but shall not include any transaction in which the Company is issuing securities primarily for the purpose of raising capital or to an entity whose primary business is investing in securities or (d) securities issued in an underwritten public offering of the Company’s securities.

“Filing Deadline” means, with respect to each of the Registration Statements required to be filed pursuant to Section 2(a), the 60th calendar day following the Closing Date; provided, however, that if the Filing Deadline falls on a Saturday, Sunday or other day that the Commission is closed for business, the Filing Deadline shall be extended to the next Business Day on which the Commission is open for business.

“FINRA” means the Financial Industry Regulatory Authority, Inc. or any successor entity or entities.

“Holder” or “Holders” means the holder or holders, as the case may be, from time to time of Registrable Securities.

“Indemnified Party” shall have the meaning set forth in Section 6(c).

“Indemnifying Party” shall have the meaning set forth in Section 6(c).

“Initial Registration Statement” shall have the meaning set forth in Section 2(a).

“Issuer Filing” shall have the meaning set forth in Section 3(p).

“OrbiMed Designee” shall have the meaning set forth in Section 8(b)(2).

“Losses” shall have the meaning set forth in Section 6(a).

“New Registration Statement” shall have the meaning set forth in Section 2(a).

“Observer Rights” shall have the meaning set forth in Section 8(b)(1).

“OrbiMed” means Caduceus Asia Partners, LP and its Affiliates.

“Prospectus” means the prospectus included in a Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by a Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

“Register,” “registered” and “registration” refer to a registration made by preparing and filing a Registration Statement or similar document in compliance with the Securities Act and pursuant to Rule 415, and the declaration or ordering of effectiveness of such Registration Statement or document.

“Registrable Securities” means all of (i) the Shares and (ii) any securities issued or issuable upon any stock split, dividend or other distribution, recapitalization or similar event with respect to the Shares, provided, that the Shares shall cease to be Registrable Securities upon the earliest to occur of the following:  (A) sale pursuant to a Registration Statement or Rule 144 under the Securities Act (in which case, only such security sold shall cease to be a Registrable Security); or (B) to the extent Shares may be immediately sold to the public without registration or restriction (including without limitation as to volume by each holder thereof) under the Securities Act, including pursuant to Rule 144.

“Registration Statements” means any one or more registration statements of the Company filed under the Securities Act that covers the resale of any of the Registrable Securities pursuant to the provisions of this Agreement (including without limitation any Initial Registration Statements, New Registration Statements and Remainder Registration Statements), amendments and supplements to such Registration Statements, including post-effective amendments, all exhibits and all material incorporated by reference or deemed to be incorporated by reference in such Registration Statements.

“Remainder Registration Statements” shall have the meaning set forth in Section 2(a).

“Rule 415” means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Rule 424” means Rule 424 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“SEC Guidance” means (i) any publicly-available written or oral guidance, comments, requirements or requests of the Commission staff and (ii) the Securities Act.

“Selling Stockholder Questionnaire” means a questionnaire in the form attached as Annex A hereto, or such other form of questionnaire as may reasonably be adopted by the Company from time to time.

“Special Registration Statement” shall mean a registration statement relating to any employee benefit plan under Form S-8 or similar form or with respect to any corporate reorganization or other transaction under Rule 145 of the Securities Act.

“Suspension Certificate” shall have the meaning set forth in Section 4(a).

“Suspension Period” shall have the meaning set forth in Section 4(a).

“Violations” shall have the meaning set forth in Section 6(a).

2. Registration.

(a) On or prior to each Filing Deadline, the Company shall prepare and file with the Commission a “shelf” Registration Statement covering the resale of all of the then outstanding Registrable Securities or Registrable Securities issuable upon exercise of then outstanding Warrants not already covered by an existing and effective Registration Statement for an offering to be made on a continuous basis pursuant to Rule 415 or, if Rule 415 is not available for offers and sales of the Registrable Securities, by such other means of distribution of Registrable Securities as the Holders may reasonably specify (each, an “Initial Registration Statement”).  Each Initial Registration Statement shall be on Form S-3 (except if the Company is then ineligible to register for resale the Registrable Securities on Form S-3, in which case such registration shall be on Form S-1) subject to the provisions of Section 2(e) and shall contain (except if otherwise required pursuant to written comments received from the Commission upon a review of such Registration Statement) the “Plan of Distribution” section approved by a majority of the Holders.  Notwithstanding the registration obligations set forth in this subsection (a) and subsections (b) and (c) of this Section 2, in the event the Commission informs the Company that all of the Registrable Securities required to be included in an Initial Registration Statement cannot, as a result of the application of Rule 415, be registered for resale as a secondary offering on a single registration statement, the Company agrees to promptly (i) inform each of the Holders thereof and file amendments to the applicable Initial Registration Statement as required by the Commission and/or (ii) withdraw such Initial Registration Statement and file a new registration statement (a “New Registration Statement”), in either case covering the maximum number of Registrable Securities required to be included in an Initial Registration Statement and permitted to be registered by the Commission, on Form S-3 or such other form available to register for resale the Registrable Securities as a secondary offering; provided, however, that prior to filing such amendment or New Registration Statement, the Company shall be obligated to use its commercially reasonable efforts to advocate with the Commission for the registration of all of the Registrable Securities in accordance with SEC Guidance, including without limitation, the Manual of Publicly Available Telephone Interpretations D.29.  Notwithstanding any other provision of this Agreement, if any SEC Guidance sets forth a limitation of the number of Registrable Securities permitted to be registered on a particular Registration Statement as a secondary offering (and notwithstanding that the Company used commercially reasonable efforts to advocate with the Commission for the registration of all or a greater number of Registrable Securities), unless otherwise directed in writing by a Holder as to its Registrable Securities, the number of Registrable Securities to be registered on such Registration Statement will (A) if applicable, first be reduced by Registrable Securities not acquired pursuant to the Purchase Agreement (whether pursuant to registration rights or otherwise), and (B) second by Registrable Securities represented by holders of Shares (applied, in the case that some Shares may be registered, to the Holders on a pro rata basis based on the total number of unregistered Shares held by such Holders).  In the event the Company amends an Initial Registration Statement or files a New Registration Statement, as the case may be, under clauses (i) or (ii) above, the Company will file with the Commission, as promptly as allowed by Commission or SEC Guidance provided to the Company or to registrants of securities in general, one or more registration statements on Form S-3 or such other form available to register for resale those Registrable Securities that were not registered for resale on the Initial Registration Statement, as amended, or the New Registration Statement (the “Remainder Registration Statements”).

(b) The Company shall use its best efforts to cause each Registration Statement to be declared effective by the Commission as soon as practicable and, with respect to each Initial Registration Statement or New Registration Statement, as applicable, shall use commercially reasonable efforts to cause each Registration Statement to be declared effective by the Commission no later than the Effectiveness Deadline (including filing with the Commission a request for acceleration of effectiveness in accordance with Rule 461 promulgated under the Securities Act within five (5) Business Days after the date that the Company is notified (orally or in writing, whichever is earlier) by the Commission that such Registration Statement will not be “reviewed,” or will not be subject to further review and that the effectiveness of such Registration Statement may be accelerated) and shall, subject to Section 3(c) hereof, keep each such Registration Statement continuously effective under the Securities Act until the earlier of (i) such time as all of the Shares (including any securities issued or issuable upon any stock split, dividend or other distribution, recapitalization or similar event with respect to the foregoing) shall cease to be Registrable Securities hereunder, (ii) the date on which the Purchasers shall have sold all of the Registrable Securities covered by such Registration Statement or (iii) the date four years after the Effective Date (the “Effectiveness Period”).  The Company shall ensure that each Registration Statement (including any amendments or supplements thereto and Prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein (in the case of Prospectuses, in the light of the circumstances in which they were made) not misleading.  Each Registration Statement shall also cover, to the extent allowable under the Securities Act and the rules promulgated thereunder (including Rule 416), such indeterminate number of additional shares of Common Stock resulting from stock splits, stock dividends or similar transactions with respect to the Registrable Securities.  The Company shall promptly notify the Holders via facsimile or e-mail of the effectiveness of a Registration Statement within two (2) Business Days of the date on which the Company telephonically confirms effectiveness with the Commission, which confirmation shall initially be the date requested for effectiveness of a Registration Statement.  The Company shall, by 9:30 a.m. New York City Time on the third Business Day after the Effective Date, file a Rule 424(b) prospectus with the Commission.

(c) The Company shall not, prior to the Effective Date of the Registration Statements covering the resale of the Registrable Securities issued or issuable at, or upon exercise or conversion of securities issued at, the Closing, prepare and file with the Commission any registration statement under the Securities Act covering any of its securities other than a registration statement on Form S-8.

(d) Each Holder agrees to furnish to the Company a completed Selling Stockholder Questionnaire not more than ten (10) Business Days following the date of this Agreement. Each Holder further agrees that it shall not be entitled to be named as a selling securityholder in a Registration Statement or use the Prospectus for offers and resales of Registrable Securities at any time, unless such Holder has returned to the Company a completed and signed Selling Stockholder Questionnaire. If a Holder of Registrable Securities returns a Selling Stockholder Questionnaire after the deadline specified in the previous sentence, the Company shall take such actions as are required to name such Holder as a selling security holder in the applicable Registration Statement or any pre-effective or post-effective amendment thereto and to include (to the extent not theretofore included) in such Registration Statement the Registrable Securities identified in such late Selling Stockholder Questionnaire. Each Holder acknowledges and agrees that the information in the Selling Stockholder Questionnaire will be used by the Company in the preparation of one or more Registration Statements covering such Holder’s Registrable Securities and hereby consents to the inclusion of such information in such Registration Statements.

(e) In the event that Form S-3 is not available for the registration of the resale of Registrable Securities hereunder, the Company shall register the resale of the Registrable Securities on another appropriate form reasonably acceptable to the Holders, including a registration statement on Form S-1 and maintain the effectiveness of such Registration Statement that is on a form other than Form S-3 during the Effectiveness Period.

3. Registration Procedures

In connection with the Company’s registration obligations hereunder, the Company shall:

(a) Not less than five (5) Business Days prior to the filing of a Registration Statement and not less than three (3) Business Days prior to the filing of any related Prospectus or any amendment or supplement thereto (except for annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K and any similar or successor reports), the Company shall furnish to the Holder copies of such Registration Statement, Prospectus or amendment or supplement thereto, as proposed to be filed, which documents will be subject to the review of such Holder (it being acknowledged and agreed that if a Holder does not object to or comment on the aforementioned documents within such five (5) Business Day or three (3) Business Day period, as the case may be, then the Holder shall be deemed to have consented to and approved the use of such documents).  The Company shall not file any Registration Statement or amendment or supplement thereto in a form to which a Holder reasonably objects in good faith, provided that, the Company is notified of such objection in writing within the five (5) Business Day or three (3) Business Day period described above, as applicable.  The Company shall permit a single firm of counsel designated by the Holders to review such Registration Statement and all amendments and supplements thereto (as well as all requests for acceleration or effectiveness thereof) and use commercially reasonable efforts to reflect in such documents any comments as such counsel may reasonably propose (so long as such comments are provided to the Company at least  three (3) Business Day prior to the expected filing date) and will not request acceleration of such Registration Statement without prior notice to such counsel.

(b) (i)  Prepare and file with the Commission such amendments (including post-effective amendments) and supplements to each Registration Statement and the Prospectus used in connection therewith as may be necessary to keep such Registration Statement continuously effective as to the applicable Registrable Securities for its Effectiveness Period and prepare and file with the Commission such additional Registration Statements in order to register for resale under the Securities Act all of the Registrable Securities; (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement (subject to the terms of this Agreement), and, as so supplemented or amended, to be filed pursuant to Rule 424; (iii) respond as promptly as reasonably practicable to any comments received from the Commission with respect to each Registration Statement or any amendment thereto and, as promptly as reasonably possible, provide the Holders true and complete copies of all correspondence from and to the Commission relating to such Registration Statement but, except as agreed by a Holder, not any comments that would result in the disclosure to the Holders of material and non-public information concerning the Company; and (iv) comply with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by a Registration Statement until such time as all of such Registrable Securities shall have been disposed of (subject to the terms of this Agreement) in accordance with the intended methods of disposition by the Holders thereof as set forth in such Registration Statement as so amended or in such Prospectus as so supplemented; provided, however, that each Purchaser shall be responsible for the delivery of the Prospectus to the Persons to whom such Purchaser sells any of the Shares (including in accordance with Rule 172 under the Securities Act), and each Purchaser agrees to dispose of Registrable Securities in compliance with the plan of distribution described in the applicable Registration Statement and otherwise in compliance with applicable federal and state securities laws. In the case of amendments and supplements to a Registration Statement which are required to be filed pursuant to this Agreement (including pursuant to this Section 3(b)) by reason of the Company filing a report on Form 10-K, Form 10-Q or Form 8-K or any analogous report under the Exchange Act, the Company shall have incorporated such report by reference into such Registration Statement, if applicable, or shall file such amendments or supplements with the Commission on the same day on which the Exchange Act report which created the requirement for the Company to amend or supplement such Registration Statement was filed.

(c) Notify the Holders (which notice shall, pursuant to clauses (iii) through (v) hereof, be accompanied by an instruction to suspend the use of the Prospectus until the requisite changes have been made) as promptly as reasonably possible (and, in the case of (i)(A) below, not less than three Business Days prior to such filing, in the case of (iii) and (iv) below, not more than one Business Day after such issuance or receipt, and in the case of (v) below, not less than one Business Day after a determination by the Company that the financial statements in any Registration Statement have become ineligible for inclusion therein) and (if requested by any such Person) confirm such notice in writing no later than one Business Day following the day (i)(A) when a Prospectus or any Prospectus supplement or post-effective amendment to a Registration Statement is proposed to be filed; (B) when the Commission notifies the Company whether there will be a “review” of such Registration Statement and whenever the Commission comments in writing on any Registration Statement (in which case the Company shall provide to each of the Holders true and complete copies of all comments that pertain to the Holders as a “Selling Stockholder” or to the “Plan of Distribution” and all written responses thereto, but not information that the Company believes would constitute material and non-public information); and (C) with respect to each Registration Statement or any post-effective amendment, when the same has become effective; (ii) of any request by the Commission or any other Federal or state governmental authority for amendments or supplements to a Registration Statement or Prospectus or for additional information that pertains to the Holders as “Selling Stockholders” or the “Plan of Distribution”; (iii) of the issuance by the Commission or any other federal or state governmental authority of any stop order suspending the effectiveness of a Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose; (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose; and (v) of the occurrence of any event or passage of time that makes the financial statements included in a Registration Statement ineligible for inclusion therein or any statement made in such Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to such Registration Statement, Prospectus or other documents so that, in the case of such Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus, form of prospectus or supplement thereto, in light of the circumstances under which they were made), not misleading; provided that any and all of such information shall remain confidential to each Holder until such information otherwise becomes public, unless disclosure by a Holder is required by law; provided, further, that notwithstanding each Holder’s agreement to keep such information confidential, the Holders make no acknowledgement that any such information is material, non-public information.

(d) Use commercially reasonable efforts to avoid the issuance of, or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of a Registration Statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, as soon as practicable.

(e) Prior to any resale of Registrable Securities by a Holder, register or qualify, or cooperate with the selling Holders in connection with the registration or qualification, unless an exemption from registration and qualification applies, the Registrable Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as any Holder reasonably requests in writing, to keep each such registration or qualification (or exemption therefrom) effective during any Effectiveness Period and to do any and all other acts or things reasonably necessary to enable the disposition in such jurisdictions of the Registrable Securities covered by the Registration Statements; provided, that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action that would subject the Company to general service of process in any jurisdiction where it is not then so subject or subject the Company to any material tax in any such jurisdiction where it is not then so subject.

(f) If requested by the Holders, cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be delivered to a transferee pursuant to any Registration Statement, which certificates shall be free, to the extent permitted by the Purchase Agreement and under law, of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as any such Holders may reasonably request.  In connection therewith, if required by the Company’s transfer agent, the Company shall promptly after the effectiveness of the applicable Registration Statement cause an opinion of counsel as to the effectiveness of such Registration Statement to be delivered to and maintained with its transfer agent, together with any other authorizations, certificates and directions required by the transfer agent, which authorize and direct the transfer agent to issue such Registrable Securities without legend upon sale by the holder of such shares of Registrable Securities under such Registration Statement.

(g) Following the occurrence of any event contemplated by Section 3(c)(iii) through (v), as promptly as reasonably practicable, prepare a supplement or amendment, including a post-effective amendment, to the affected Registration Statements or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, no Registration Statement nor any Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus, form of prospectus or supplement thereto, in light of the circumstances under which they were made), not misleading.

(h) In the time and manner required by the Principal Trading Market, prepare and file with such Trading Market an additional shares listing application covering all of the Registrable Securities, (ii) use commercially reasonable efforts to take all steps necessary to cause such Registrable Securities to be approved for listing on the Principal Trading Market as soon as possible thereafter, (iii) if requested by any Holder, provide such Holder evidence of such listing, and (iv) during each Effectiveness Period, use commercially reasonable efforts to maintain the listing of such Registrable Securities on the Principal Trading Market.

(i) In order to enable the Holders to sell Shares under Rule 144, for a period commencing on the date hereof until five years of the later of the date hereof, and the Closing, the Company covenants to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to Section 13(a) or 15(d) of the Exchange Act. During such period, if the Company is not required to file reports pursuant to Section 13(a) or 15(d) of the Exchange Act, it will prepare and furnish to the Holders and make publicly available in accordance with Rule 144(c) promulgated under the Securities Act annual and quarterly financial statements, together with a discussion and analysis of such financial statements in form and substance substantially similar to those that would otherwise be required to be included in reports required by Section 13(a) or 15(d) of the Exchange Act, as well as any other information required thereby, in the time period that such filings would have been required to have been made under the Exchange Act. The Company further covenants that it will take such further action as any Holder may reasonably request, all to the extent required from time to time to enable such Person to sell Shares without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 promulgated under the Securities Act.  The Company agrees to furnish to the Holders so long as the Holders own Registrable Securities, promptly upon request, (i) a written statement by the Company that it has complied with the reporting requirements of the Securities Act and the Exchange Act as required for applicable provisions of Rule 144, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested to permit the Holders to sell such securities pursuant to Rule 144 without registration.

(j) The Company may require each selling Holder to furnish to the Company a certified statement as to (i) the number of shares of Common Stock beneficially owned by such Holder and any Affiliate thereof, (ii) any FINRA affiliations, (iii) any natural persons who have the power to vote or dispose of the Common Stock and (iv) any other information as may be requested by the Commission, FINRA or any state securities commission.

(k) The Company shall hold in confidence and not make any disclosure of information concerning a Holder provided to the Company unless (i) disclosure of such information is necessary to comply with federal or state securities laws or the rules of any securities exchange or trading market on which the Company’s securities are then listed or traded, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement, (iii) the release of such information is ordered pursuant to a subpoena or other order from a court or governmental body of competent jurisdiction, or (iv) such information has been made generally available to the public other than by disclosure in violation of this or any other agreement. The Company agrees that it shall, upon learning that disclosure of such information concerning a Holder is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to such Holder prior to making such disclosure, and allow such Holder, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

(l) The Company shall cooperate with each Holder who holds Registrable Securities being offered and the managing underwriter or underwriters as reasonably requested by them with respect to an applicable Registration Statement, if any, to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legends) representing Registrable Securities to be offered pursuant to such Registration Statement and enable such certificates to be in such denominations or amounts, as the case may be, as the managing underwriter or underwriters, if any, or a Holder may reasonably request and registered in such names as the managing underwriter or underwriters, if any, or a Holder may request, and, within three (3) Business Days after a Registration Statement which includes Registrable Securities is ordered effective by the Commission, the Company shall deliver, and shall cause legal counsel selected by the Company to deliver, to the transfer agent for the Registrable Securities (with copies to each Holder) an appropriate instruction and an opinion of such counsel in the form required by the transfer agent in order to issue such Registrable Securities free of restrictive legends upon the resale of such Registrable Securities pursuant to such Registration Statement.

(m) At the reasonable request of a Holder, the Company shall prepare and file with the Commission such amendments (including post-effective amendments) and supplements to a Registration Statement and any prospectus used in connection with the Registration Statement as may be necessary in order to change the plan of distribution set forth in such Registration Statement.  The Company shall take all other reasonable actions necessary to expedite and facilitate disposition by the Holders of Registrable Securities pursuant to a Registration Statement.

(n) The Company shall use commercially reasonable efforts to comply with all applicable laws related to a Registration Statement and offering and sale of securities and all applicable rules and regulations of governmental authorities in connection therewith (including without limitation the Securities Act and the Exchange Act and the rules and regulations promulgated by the Commission).

(o) If required by the FINRA Corporate Financing Department or any similar entity, the Purchasers shall promptly effect a filing with FINRA pursuant to FINRA Rule 2710 with respect to the public offering contemplated by resales of securities under the Registration Statement (an “Issuer Filing”), and the Company shall pay the filing fee required by such Issuer Filing. The Purchasers shall use commercially reasonable efforts to pursue the Issuer Filing until FINRA issues a letter confirming that it does not object to the terms of the offering contemplated by the Registration Statement.

4. Holder Covenants.

(a) Suspension of Trading. At any time after the Registrable Securities are covered by an effective Registration Statement, the Company may deliver to the Holders of such Registrable Securities a certificate (the “Suspension Certificate”) approved by the Chief Executive Officer or Chief Financial Officer of the Company and signed by an officer of the Company stating that the effectiveness of and sales of Registrable Securities under the applicable Registration Statement would:

1. materially interfere with any transaction that would require the Company to prepare financial statements under the Securities Act that the Company would otherwise not be required to prepare in order to comply with its obligations under the Exchange Act, or

2. require public disclosure of a material transaction or event prior to the time such disclosure might otherwise be required.

Upon receipt of a Suspension Certificate by Holders of Registrable Securities, such Holders of Registrable Securities shall refrain from selling or otherwise transferring or disposing of any Registrable Securities then held by such Holders for a specified period of time (a “Suspension Period”) that is customary under the circumstances (not to exceed ten (10) Trading Days). Notwithstanding the foregoing sentence, the Company shall be permitted to cause Holders of Registrable Securities to so refrain from selling or otherwise transferring or disposing of any Registrable Securities on only one (1) occasion during each six (6) consecutive month period that such Registration Statement remains effective. The Company may impose stop transfer instructions to enforce any required agreement of the Holders under this Section 4(a).

(b) Discontinued Disposition.  Each Holder agrees by its acquisition of Registrable Securities that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in Section 3(c)(iii)-(v), such Holder will forthwith discontinue disposition of such Registrable Securities under the applicable Registration Statement until it is advised in writing (the “Advice”) by the Company that the use of the applicable Prospectus (as it may have been supplemented or amended) may be resumed.  The Company may provide appropriate stop orders to enforce the provisions of this Section 4(b).

5. Registration Expenses.  All fees and expenses incident to the Company’s performance of or compliance with its obligations under this Agreement shall be borne by the Company whether or not any Registrable Securities are sold pursuant to a Registration Statement.  The fees and expenses to be borne by the Company referred to in the foregoing sentence shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses (A) with respect to filings required to be made with any Trading Market on which the Common Stock of the Company is then listed for trading, (B) with respect to compliance with applicable state securities or Blue Sky laws (including, without limitation, fees and disbursements of counsel for the Company in connection with Blue Sky qualifications or exemptions of the Registrable Securities and determination of the eligibility of the Registrable Securities for investment under the laws of such jurisdictions as requested by the Holders) and (C) with respect to any filing that may be required to be made by any broker through which a Holder intends to make sales of Registrable Securities with FINRA pursuant to FINRA Rule 2710 or similar rules, (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities and of printing prospectuses if the printing of prospectuses is reasonably requested by the Holders of a majority of the Registrable Securities included in the applicable Registration Statement), (iii) messenger, telephone and delivery expenses, (iv) fees and disbursements of counsel for the Company, (v) Securities Act liability insurance, if the Company so desires such insurance, and (vi) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement. In no event shall the Company be responsible for any underwriting, broker or similar fees or commissions of any Holder or, except to the extent provided above or otherwise in any Transaction Document, any legal fees or other costs of the Holders.

6. Indemnification.

(a) Indemnification by the Company.  The Company shall, notwithstanding any termination of this Agreement, indemnify, defend and hold harmless each Holder, the officers, directors, agents, partners, members, managers, stockholders, Affiliates and employees of each of them, each Person who controls any such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, partners, members, managers, stockholders, agents and employees of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable costs of preparation and investigation and reasonable attorneys’ fees) and expenses (collectively, “Losses”), as incurred, that arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact in a Registration Statement or the omission or alleged omission to state therein a material fact required to be stated or necessary to make the statements therein not misleading; (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary Prospectus if used prior to the effective date of such Registration Statement, or contained in the final Prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the Commission) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading; or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law, any “blue sky” laws of any jurisdiction in which Registrable Securities are offered, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities (the matters in the foregoing clauses (i) through (iii) being, collectively, “Violations”), except to the extent, but only to the extent, that (A) such untrue statements, alleged untrue statements, omissions or alleged omissions are based upon information regarding such Holder furnished in writing to the Company by such Holder expressly for use therein, or to the extent that such information relates to such Holder or such Holder’s proposed method of distribution of Registrable Securities and was consented to and approved by such Holder for use in the applicable Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto, or (B) in the case of an occurrence of an event of the type specified in Section 3(c)(iii)-(v), related to the use by a Holder of an outdated or defective Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated or defective and prior to the receipt by such Holder of the Advice, but only if and to the extent that following the receipt of the Advice the misstatement or omission giving rise to such Loss would have been corrected.  The Company shall notify the Holders promptly of the institution, threat or assertion of any Proceeding arising from or in connection with the transactions contemplated by this Agreement of which the Company is aware.  Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of an Indemnified Party (as defined in Section 6(c)) and shall survive the transfer of the Registrable Securities by the Holders.

(b) Indemnification by Holders. Each Holder shall, notwithstanding any termination of this Agreement, severally and not jointly, indemnify and hold harmless the Company, its directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses, as incurred, arising out of or are based upon any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any Prospectus, or any form of prospectus, or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus, or any form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading (i) to the extent, but only to the extent that, such untrue statements or omissions are based solely upon information regarding such Holder furnished in writing to the Company by such Holder expressly for use therein, (ii) to the extent that such information relates to such Holder or such Holder’s proposed method of distribution of Registrable Securities and was reviewed and approved by such Holder expressly for use in the applicable Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto or (iii) in the case of an occurrence of an event of the type specified in Section 3(c)(iii)-(v), to the extent related to the use by such Holder of an outdated or defective Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated or defective and prior to the receipt by such Holder of the Advice.  In no event shall the liability of any selling Holder hereunder be greater in amount than the dollar amount of the net proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

(c) Conduct of Indemnification Proceedings. If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an “Indemnified Party”), such Indemnified Party shall promptly notify the Person from whom indemnity is sought (the “Indemnifying Party”) in writing, and the Indemnifying Party shall have the right to assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all reasonable fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that such failure shall have materially and adversely prejudiced the Indemnifying Party.

An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless:  (1) the Indemnifying Party has agreed in writing to pay such fees and expenses; (2) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (3) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that a conflict of interest exists or may arise if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and such counsel shall be at the expense of the Indemnifying Party); provided, that the Indemnifying Party shall not be liable for the fees and expenses of more than one separate firm of attorneys at any time for all Indemnified Parties except to the extent that an Indemnified Party shall have been advised by counsel that a conflict of interest exists or may arise if the same counsel were to represent such Indemnified Party and another Indemnified Party.  The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld, delayed or conditioned.  No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.

Subject to the terms of this Agreement, all fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, as incurred, within twenty Business Days of written notice thereof to the Indemnifying Party; provided, that the Indemnified Party shall promptly reimburse the Indemnifying Party for that portion of such fees and expenses applicable to such actions for which such Indemnified Party is finally judicially determined to not be entitled to indemnification hereunder). The failure to deliver written notice to the Indemnifying Party within a reasonable time of the commencement of any such action shall not relieve such Indemnifying Party of any liability to the Indemnified Party under this Section 6, except to the extent that the Indemnifying Party is prejudiced in its ability to defend such action.

(d) Contribution.  If a claim for indemnification under Section 6(a) or 6(b) is unavailable to an Indemnified Party (by reason of public policy or otherwise), then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations.  The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission.  The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in this Agreement, any reasonable attorneys’ or other reasonable fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party in accordance with its terms.

The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 6(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph.  Notwithstanding the provisions of this Section 6(d), (A) no Holder shall be required to contribute, in the aggregate, any amount in excess of the amount by which the net proceeds actually received by such Holder from the sale of the Registrable Securities subject to the Proceeding exceeds the amount of any damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission and (B) no contribution will be made under circumstances where the maker of such contribution would not have been required to indemnify the Indemnified Party under the fault standards set forth in this Section 6.  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

The indemnity and contribution agreements contained in this Section are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties and are not in diminution or limitation of the indemnification provisions under the Purchase Agreement.

7. Piggy-Back Registrations.

(a) If at any time after the date hereof there is not one or more effective Registration Statements covering all of the Registrable Securities then outstanding or Registrable Securities issuable upon exercise of then outstanding Warrants, the Company shall notify all Holders in writing at least five (5) Business Days prior to the filing of any registration statement under the Securities Act for purposes of a public offering of securities of the Company (including, but not limited to, registration statements relating to secondary offerings of securities of the Company, but excluding Special Registration Statements) and will, subject to Section 7(b) hereof, afford each such Holder an opportunity to include in such registration statement all or part of such Registrable Securities held by such Holder.  Each Holder desiring to include in any such registration statement all or any part of the Registrable Securities held by it shall, within five (5) Business Days after the above-described notice from the Company, so notify the Company in writing. Such notice shall state the intended method of disposition of the Registrable Securities by such Holder.  If a Holder decides not to include all of its Registrable Securities in any registration statement thereafter filed by the Company, such Holder shall nevertheless continue to have the right to include any Registrable Securities in any subsequent registration statement or registration statements as may be filed by the Company with respect to offerings of its securities, all upon the terms and conditions set forth herein.

(b) Underwriting. If the registration statement under which the Company gives notice under this Section 7 is for an underwritten offering, the Company shall so advise the Holders.  In such event, the right of any such Holder to be included in a registration pursuant to this Section 7 shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their Registrable Securities through such underwriting shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company (or, in the case of a registration statement initiated by stockholders of the Company, the underwriter selected by such stockholders that is reasonably acceptable to the Company).  Notwithstanding any other provision of the Agreement, if the underwriter determines in good faith that marketing factors require a limitation of the number of shares to be underwritten, the number of shares that may be included in the underwriting shall be allocated (i) in the case of a registration statement initiated by the Company for any offering of shares by the Company, first, to the Company; second, to the Holders, together with any other stockholders of the Company  on a pro rata basis and (ii) in the case of a registration statement initiated by stockholders of the Company  the Holders and any other participating stockholders of the Company on a pro rata basis. If any Holder disapproves of the terms of any such underwriting, such Holder may elect to withdraw therefrom by written notice to the Company and the underwriter, delivered at least ten (10) Business Days prior to the effective date of the applicable registration statement.  Any Registrable Securities excluded or withdrawn from such underwriting shall be excluded and withdrawn from the registration.

(c) Right to Terminate Registration. The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 7 prior to the effectiveness of such registration whether or not any Holder has elected to include securities in such registration, and shall promptly notify any Holder that has elected to include Registrable Securities in such registration of such termination or withdrawal. The expenses of such withdrawn registration shall be borne by the Company in accordance with this Agreement.

8. Other Agreements.

(a) Preemptive Rights.

1. So long as a Purchaser owns not less than fifty percent (50%) of the Unit Shares (or shares of Common Stock issued or issuable upon conversion of such Unit Shares) purchased under the Purchase Agreement by such Purchaser as of the time of a determination under this Section, and subject to applicable securities laws, each Purchaser shall have a right of first refusal to purchase its pro rata share of all Common Stock Equivalents that the Company may, from time to time, propose to sell and issue, other than Excluded Securities.  Each Purchaser’s pro rata share is equal to the ratio of (A) the number of outstanding Unit Shares (including all shares of Common Stock issuable or issued upon conversion of such Unit Shares) of which such Purchaser is deemed to be a holder immediately prior to the issuance of such Common Stock Equivalents to (B) the total number of outstanding shares of Common Stock of the Company on an as-converted basis immediately prior to the issuance of the Common Stock Equivalents; provided, however, that such Purchaser shall not have right of first refusal to purchase more than twenty five percent (25%) of each offering of such Common Stock Equivalents.

2. If the Company proposes to issue any Common Stock Equivalents, it shall give each Purchaser written notice of its intention, describing the Common Stock Equivalents, the price and the terms and conditions upon which the Company proposes to issue the same.  Each Purchaser shall have ten (10) Business Days from the receipt of such notice to agree to purchase its pro rata share of the Common Stock Equivalents (except as provided above) for the price and upon the terms and conditions specified in the notice by giving written notice to the Company and stating therein the quantity of Common Stock Equivalents to be purchased.  Notwithstanding the foregoing, the Company shall not be required to offer or sell such Common Stock Equivalents to any Purchaser who would cause the Company to be in violation of applicable federal securities laws by virtue of such offer or sale.

3. If not all of the Purchasers elect to purchase their pro rata share of the available Common Stock Equivalents, then the Company shall promptly notify in writing the Purchasers who do so elect and shall offer such Purchasers the right to acquire such unsubscribed shares on a pro rata basis among such participating Purchasers.  The Purchasers shall have five (5) days after receipt of such notice to notify the Company of its election to purchase all or a portion thereof of the unsubscribed shares.  The Company shall have ninety (90) days thereafter to sell the Common Stock Equivalents in respect of which the Purchasers’ rights were not exercised, at a price not lower and upon terms and conditions not more favorable, or in preference to the rights granted, to the purchasers thereof than specified in the Company’s notice to the Purchasers pursuant to Section 8(a)(2) hereof.  If the Company has not sold such Common Stock Equivalents within such ninety (90) day period, the Company shall not thereafter issue or sell any Common Stock Equivalents, without first offering such securities to the Purchasers in the manner provided above.

(b) Board of Directors.

1.  From and after the Closing, the Company shall take all appropriate action and each Key Holder hereby agrees to vote with respect to all Capital Stock held by such Key Holder to establish the initial size of the Board at three (3) members, (i) one (1) of which shall be the Company’s Chairman (ii) one (1) of which shall be designated in writing by OrbiMed to be nominated by the Company to serve as a member of the Board (the “OrbiMed Designee”), so long as OrbiMed  (together with any Affiliates) beneficially owns at least 5% of the outstanding shares of Common Stock of the Company on an as-converted basis and (iii) one (1) of which shall be an individual with no prior affiliation with the Company or the Company’s existing stockholders as of the Closing, which individual will be acceptable to OrbiMed (the “Independent Designee”).  The OrbiMed Designee may, from time to time, name an associate or advisor who shall be entitled to accompany the OrbiMed Designee to all meetings of the Board and committees of the Board, or, in the absence of the OrbiMed Designee, to attend such meetings as an observer, provided, that the Company reserves the right to exclude such associate or advisor from access to any material or meeting or portion thereof if the Company believes upon advice of counsel that such exclusion is reasonably necessary to preserve the attorney-client privilege.

2. The Company (including any appropriate committee thereof) shall nominate the OrbiMed Designee and the Independent Designee for election (in case of the initial election of the OrbiMed Designee and the Independent Designee) or re-election (including, in the case of the end of the term of the OrbiMed Designee and the Independent Designee), as applicable, as a director of the Company as part of the slate proposed by the Company that is included in the proxy statement (or consent solicitation or similar document) of the Company relating to the election of its directors, and shall use its best efforts to have the OrbiMed Designee and the Independent Designee elected and provide the same level of support for each of the OrbiMed Designee and the Independent Designee as it provides to other members of the Board or other persons standing for election as a director of the Company as part of a slate proposed by the Company, so long as OrbiMed (together with any Affiliates) beneficially owns at least 5% of the outstanding shares of on an as-converted basis of the Company on an as-converted basis.  In the event that a vacancy is created on the Board at any time by the resignation, death or disability of the OrbiMed Designee, so long as OrbiMed (together with any Affiliates) beneficially owns at least 5% of the outstanding shares of Common Stock of the Company on an as-converted basis, OrbiMed may designate another person as the OrbiMed Designee to fill the vacancy created thereby, and the Company hereby agrees to take, at any time and from time to time, all actions necessary to fill the vacancy as provided in the foregoing.

3. The Company shall provide each of the OrbiMed Designee and the Independent Designee with all notices, minutes, consents and other materials, financial or otherwise, which the Company provides to the other members of the Board and committees thereof in their capacity as such.

4. The Company shall reimburse each of the OrbiMed Designee and the Independent Designee for his or her out-of-pocket expenses incurred in connection with his or her participation as a member of the Board, in a manner consistent with the Company’s policies for reimbursing such expenses of the members of the Board. In addition, the Company shall pay each of the OrbiMed Designee and the Independent Designee, in his or her capacity as a non-employee member of the Board, the same compensation as to which all non-employee members of the Board are entitled, in their capacity as such, subject to compliance with applicable law. The Company shall indemnify each of the OrbiMed Designee and the Independent Designee to the same extent it indemnifies its other directors pursuant to its organizational documents and applicable law.

(c) Qualified Auditor.  The Company hereby agrees that so long as OrbiMed or any of its affiliates holds any Capital Stock of the Company, the Company shall continue to engage a Qualified Auditor to perform audit services.

(d) Transactions with Affiliates.  The Company shall not, without the prior written consent of OrbiMed, enter into, renew, extend or be a party to, or permit any of its Subsidiaries to enter into, renew, extend or be a party to, any transaction or series of related transactions (including the purchase, sale, lease, transfer or exchange of property or assets of any kind or the rendering of services of any kind) with any Affiliate, director, officer or employee except (i) in the ordinary course of business in a manner and to an extent consistent with past practice and necessary or desirable for the prudent operation of its business, for fair consideration and on terms no less favorable to it or its Subsidiaries than would be obtainable in a comparable arm’s length transaction with a Person that is not an Affiliate thereof, (ii) reasonable and customary director, officer and employee compensation (including bonuses) and other benefits (including retirement, health, stock option, and other benefit plans) and, in the case of senior officers or director, indemnification arrangements, in each case approved in good faith by the board of directors of the Company, and (iii) transactions related to any tax sharing agreement between the Company and any other Person with which the Company files a consolidated tax return or with which the Company is part of a consolidated group for tax purposes.

(e) D&O Insurance. The Company shall use reasonable efforts to obtain and maintain directors’ and officers’ liability insurance in an amount reasonably acceptable to the Board and consistent with industry practice.

9. Miscellaneous.

(a) Remedies.  In the event of a breach by the Company or by a Holder of any of their obligations under this Agreement, each Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to specific performance of its rights under this Agreement.  The Company and each Holder agree that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

(b) No Senior Registration Rights.  Until such time as all Registrable Securities have been registered on a Registration Statement that has been declared effective by the Commission, neither the Company nor any of its security holders (other than the Holders in such capacity pursuant hereto) may include securities of the Company in a Registration Statement other than the Registrable Securities, and the Company shall not enter into any agreement providing any such right to any of its security holders or prospective security holders that are senior to the rights of the Holders without the written consent of Holders of at least a majority of the Registrable Securities.

(c) Entire Agreement.  This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein.  This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter, except for, and as provided in the Transaction Documents.

(d) Amendments and Waivers.  The provisions of Sections 2 through 7 and 9 of this Agreement, including definitions in Section 1 with respect to such sections, may not be amended, modified, supplemented or waived unless the same shall be in writing and signed by the Company and Holders holding at least a majority of the then outstanding Registrable Securities.  The provisions of Section 8 of this Agreement, including the definitions in Section 1 and the provisions of this sentence with respect to such section, may not be amended, modified, supplemented or waived unless the same shall be in writing and signed by the Company (i) each Purchaser to which such amendment, modification, supplement or waiver relates with respect to Section 8(a) and (ii) OrbiMed.  Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders and that does not directly or indirectly affect the rights of other Holders may be given by Holders of all of the Registrable Securities to which such waiver or consent relates; provided, however, that the provisions of this sentence may not be amended, modified or supplemented except in accordance with the provisions of the immediately preceding sentence.

(e) Term.  The registration rights provided to the Holders of Registrable Securities hereunder, and the Company’s obligation to keep the Registration Statements effective, shall terminate at such time as there are no Registrable Securities.  Notwithstanding the foregoing, Section 5, Section 6 and Section 9 shall survive the termination of this Agreement.

(f) Notices.  Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be delivered as set forth in the Purchase Agreement.

(g) Successors and Assigns.  This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of each Holder.  Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.  The Company may not assign its rights or obligations (i) under Sections 2 through 7 hereof without the prior written consent of Holders holding at least a majority of the then outstanding Registrable Securities, (ii) under Section 8(a) hereof without the prior written consent of each Purchaser to which such assignment relates or (iii) under Section 8(b) hereof without the prior written consent of OrbiMed (other than by merger or consolidation or to an entity which acquires the Company, including by way of acquiring all or substantially all of the Company’s assets).  The rights of the Holders hereunder, including the right to have the Company register Registrable Securities pursuant to this Agreement, may be assigned by each Holder to transferees or assignees of all or any portion of the Registrable Securities, but only if (i) the Holder agrees in writing with the transferee or assignee to assign such rights and related obligations under this Agreement, and for the transferee or assignee to assume such obligations, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment, (ii) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being transferred or assigned, (iii) at or before the time the Company received the written notice contemplated by clause (ii) of this sentence, the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein and (iv) the transferee is an “accredited investor,” as that term is defined in Rule 501 of Regulation D.

(h) Execution and Counterparts.  This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart.  In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature were the original thereof.

(i) Governing Law.  All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be determined in accordance with the provisions of the Purchase Agreement.

(j) Cumulative Remedies.  The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

(k) Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction.  It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

(l) Headings.  The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

(m) Currency.  Unless otherwise indicated, all dollar amounts referred to in this Agreement are in United States Dollars.  All amounts owing under this Agreement are in United States Dollars.  All amounts denominated in other currencies shall be converted in the United States Dollar equivalent amount in accordance with the applicable exchange rate in effect on the date of calculation.

(n) Further Assurances.  The parties shall execute and deliver all such further instruments and documents and take all such other actions as may reasonably be required to carry out the transactions contemplated hereby and to evidence the fulfillment of the agreements herein contained.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK,
SIGNATURE PAGES TO FOLLOW]

IN WITNESS WHEREOF, the parties have executed this Investor Rights Agreement as of the date first written above.

KUN RUN BIOTECHNOLOGY, INC.

By:	/s/ Xiaoqun Ye
Name: Xiaoqun Ye
Title: Chief Executive Officer

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK,
SIGNATURE PAGES OF HOLDERS TO FOLLOW]

IN WITNESS WHEREOF, the parties have executed this Investor Rights Agreement as of the date first written above.

NAME OF PURCHASER

Caduceus Asia Partners, LP

By: /s/ Nancy Chang
Name:  Nancy Chang
Title: Chairman and Senior Managing Director

ADDRESS FOR NOTICE

c/o:

Street:

City/State/Zip:

Country:

Attention:

Tel:

Fax:

Email:

IN WITNESS WHEREOF, the parties have executed this Investor Rights Agreement as of the date first written above.

NAME OF KEY HOLDER

/s/ Xueyun Cui

AUTHORIZED SIGNATORY

By: _________________________________
Name:
Title:

ADDRESS FOR NOTICE

c/o:

Street:

City/State/Zip:

Country:

Attention:

Tel:

Fax:

Email:

Annex A

SELLING STOCKHOLDER NOTICE AND QUESTIONNAIRE

The undersigned holder of shares of and warrants to purchase shares of the Series A Preferred Stock, par value $0.001 per share, of Kun Run Biotechnology, Inc., a Nevada corporation (the “Company”), issued pursuant to that certain Securities Purchase Agreement by and among the Company and the Purchasers named therein, dated as of April 17, 2010 (the “Purchase Agreement”), understands that the Company intends to file with the Commission a registration statement on Form S-3 (except if the Company is ineligible to register for resale the Registrable Securities on Form S-3, in which case such registration shall be on a registration statement on Form S-1) (the “Resale Registration Statement”) for the registration and the resale under Rule 415 of the Securities Act of Registrable Securities in accordance with the terms of that certain Investor Rights Agreement, dated as of the date of the Purchase Agreement, by and among the Company and the Purchasers as defined therein, to which this Notice and Questionnaire is attached as Annex A (the “Agreement”). All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Agreement.

In order to sell or otherwise dispose of any Registrable Securities pursuant to the Resale Registration Statement, a holder of Registrable Securities generally will be required to be named as a selling stockholder in the related prospectus or a supplement thereto (as so supplemented, the “Prospectus”), deliver such Prospectus to purchasers of Registrable Securities (including pursuant to Rule 172 under the Securities Act) and be bound by the provisions of the Agreement (including certain indemnification provisions, as described below). Holders must complete and deliver this Notice and Questionnaire in order to be named as selling stockholders in the Prospectus. Holders of Registrable Securities who do not complete, execute and return this Notice and Questionnaire within ten (10) Business Days following the date of the Agreement shall not be entitled to (1) be named as a selling stockholder in the Resale Registration Statement or the Prospectus or (2) use such Prospectus for offers and resales of Registrable Securities at any time.

Certain legal consequences arise from being named as a selling stockholder in the Resale Registration Statement and the Prospectus. Holders of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not named as a selling stockholder in the Resale Registration Statement and the Prospectus.

NOTICE

The undersigned holder (the “Selling Stockholder”) of Registrable Securities hereby gives notice to the Company of its intention to sell or otherwise dispose of Registrable Securities owned by it and listed below in Item (3), unless otherwise specified in Item (3), pursuant to the Resale Registration Statement. The undersigned, by signing and returning this Notice and Questionnaire, understands and agrees that it will be bound by the terms and conditions of this Notice and Questionnaire and the Agreement.

The undersigned hereby provides the following information to the Company and represents and warrants that such information is accurate and complete:

QUESTIONNAIRE

1.  Name.

(a)	Full Legal Name of Selling Stockholder:

(b)	Full Legal Name of Registered Holder (if not the same as (a) above) through which Registrable Securities Listed in Item 3 below are held:

(c)
Full Legal Name of Natural Control Person (which means a natural person who directly or indirectly alone or with others has power to vote or dispose of the securities covered by this Notice and Questionnaire):

2.  Address for Notices to Selling Stockholder:

Telephone:
Fax:
Contact Person:
E-mail Address of Contact Person:

3.  Beneficial Ownership of Registrable Securities Issuable Pursuant to the Purchase Agreement:

(a)	Type and Number of Registrable Securities beneficially owned and issued pursuant to the Purchase Agreement:

(b)	Number of shares of common stock to be registered pursuant to this Notice and Questionnaire for resale:

4.  Broker-Dealer Status:

(a)	Are you a broker-dealer?

Yes                         No   

(b)	If “yes” to Section 4(a), did you receive your Registrable Securities as compensation for	investment banking services to the Company?

Yes                         No   

Note:	If no, the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

(c)	Are you an affiliate of a broker-dealer?

Yes                         No   

Note:	If yes, provide a narrative explanation below:

(c)
If you are an affiliate of a broker-dealer, do you certify that you bought the Registrable Securities in the ordinary course of business, and at the time of the purchase of the Registrable Securities to be resold, you had no agreements or understandings, directly or indirectly, with any person to distribute the Registrable Securities?

Yes                         No   

Note:	If no, the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

5.  Beneficial Ownership of Other Securities of the Company Owned by the Selling Stockholder.

Except as set forth below in this Item 5, the undersigned is not the beneficial or registered owner of any securities of the Company other than the Registrable Securities listed above in Item 3.

(a)	Type and amount of other securities beneficially owned:

6.  Relationships with the Company:

Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equity holders (owners of 5% of more of the equity securities of the undersigned) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

State any exceptions here:

7.  Plan of Distribution:

The undersigned has reviewed the form of Plan of Distribution provided by the Company, and hereby confirms that, except as set forth below, the information contained therein regarding the undersigned and its plan of distribution is correct and complete.

State any exceptions here:

***********

The undersigned agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof and prior to the effective date of any applicable Resale Registration Statement. All notices hereunder shall be made as provided in the Agreement. In the absence of any such notification, the Company shall be entitled to continue to rely on the accuracy of the information in this Notice and Questionnaire.

By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to Items (1) through (7) above and the inclusion of such information in the Resale Registration Statement and the Prospectus. The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of any such Registration Statement and the Prospectus.

By signing below, the undersigned acknowledges that it understands its obligation to comply, and agrees that it will comply, with the provisions of the Exchange Act and the rules and regulations thereunder, particularly Regulation M in connection with any offering of Registrable Securities pursuant to the Resale Registration Statement. The undersigned also acknowledges that it understands that the answers to this Notice and Questionnaire are furnished for use in connection with Registration Statements filed pursuant to the Investor Rights Agreement and any amendments or supplements thereto filed with the Commission pursuant to the Securities Act.

The undersigned hereby acknowledges and is advised of the following Interpretation A.65 of the July 1997 SEC Manual of Publicly Available Telephone Interpretations regarding short selling:

“An Issuer filed a Form S-3 registration statement for a secondary offering of common stock which is not yet effective.  One of the selling stockholders wanted to do a short sale of common stock “against the box” and cover the short sale with registered shares after the effective date.  The issuer was advised that the short sale could not be made before the registration statement becomes effective, because the shares underlying the short sale are deemed to be sold at the time such sale is made.  There would, therefore, be a violation of Section 5 if the shares were effectively sold prior to the effective date.”

By returning this Notice and Questionnaire, the undersigned will be deemed to be aware of the foregoing interpretation.

I confirm that, to the best of my knowledge and belief, the foregoing statements (including without limitation the answers to this Notice and Questionnaire) are correct.

IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Dated:	Beneficial Owner:

By:
Name:
Title:

PLEASE FAX A COPY OF THE COMPLETED AND EXECUTED NOTICE AND QUESTIONNAIRE, AND RETURN THE ORIGINAL BY OVERNIGHT MAIL, TO:

Free Trade Zone
168 Nanhai Avenue, Haikou City
Hainan Province, China 570216
Telephone No.: 86-898-6680-2207
 Facsimile No.:
Attention:  President

With a copy to:

Cadwalader, Wickersham & Taft LLP
2301 China Central Place, Tower 2,
No. 79 Jianguo Road
Beijing, China 100025
Telephone No.:  86-10-6599-7200
Facsimile No.:  86-10-6599-7300
Attention:  Jiannan Zhang, Esq.